                                            [MORGAN STANLEY FUNDS LOGO OMITTED]

                                                                 Morgan Stanley
                                                                   Total Market
                                                                     Index Fund

     A mutual fund that seeks to provide investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by
Dow Jones Wilshire 5000 Composite Index.

[MORGAN STANLEY LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
                                                                      Prospectus
                                                               November 30, 2005

          Contents

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS..................................... Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

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INVESTMENT OBJECTIVE

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Morgan Stanley Total Market Index Fund seeks to provide investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by the Dow Jones Wilshire 5000 Composite Index.

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PRINCIPAL INVESTMENT STRATEGIES

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The Dow Jones Wilshire 5000 Composite Index consists of substantially all of the stocks which are actively traded in the United States (currently, approximately
5,000). The Index consists of large capitalization, mid capitalization and small capitalization stocks. Because the Index is weighted by float-adjusted market capitalizations, currently large capitalization stocks in the Index represent approximately 85% of its value. The Index may include some foreign companies.
The Fund will normally invest at least 80% of its assets in stocks included in the Index.

Not all stocks in the Index are purchased because of the practical difficulties and expense of purchasing and selling over 5,000 stocks. Instead, statistical sampling is used in an attempt to recreate the Index in terms of industry, size, dividend yield and other characteristics. For example, if technology stocks make up 20% of the entire market capitalization of the Index, the Fund would seek to invest approximately 20% of its assets in certain technology stocks which, in the aggregate, are believed to be representative of the technology stocks in the Index. The Fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by float-
adjusted market capitalization).

The inclusion of a stock in the Index is in no way an endorsement by Dow Jones
Wilshire of the stock as an investment, nor is Dow Jones Wilshire a sponsor of the Fund or in any way affiliated with it.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The remaining 20% of the Fund's assets may be invested in options and futures contracts. The Fund also may utilize forward foreign currency exchange contracts. In addition, the Fund may make temporary investments in money market instruments to manage cash flows into and out of the Fund.

                                                                               1

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PRINCIPAL RISKS

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There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Another risk of investing in the Fund arises from its operation as an index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. The Investment Adviser seeks a correlation over the long term between the Fund, before expenses, and the Index of 95% or better. A figure of 100%
would indicate perfect correlation. The Fund's ability to achieve its goal may be adversely affected by changes in the composition of the Index. In addition, the Fund's ability to achieve the desired correlation will depend upon the success of the statistical sampling utilized by the Investment Adviser and the
Investment Adviser's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Fund's investments).

OTHER RISKS. The Fund may invest in small and medium-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

The Fund is also subject to other risks from its permissible investments, including the risks associated with its forward foreign currency exchange contracts, options and futures and foreign securities investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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PAST PERFORMANCE

[SIDEBAR]
----------------
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past five calendar years.
[END SIDEBAR]

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The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURN -- CALENDAR YEARS

[GRAPHIC OMITTED]

 2000            2001            2002            2003            2004

-11.65%         -12.13%         -21.82%         28.30%          11.03%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees.
The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of September 30, 2005 was 3.07%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.57% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -16.90% (quarter ended September 30, 2002).

                                                                               3

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

[SIDEBAR]
----------------
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Fund's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

[END SIDEBAR]

                                                                                             LIFE OF FUND
                                                            PAST 1 YEAR     PAST 5 YEARS   (SINCE 9/28/99)

  Class A: Return Before Taxes                              5.96%              -3.17%           0.09%
  Class B: Return Before Taxes                              6.03%              -3.26%           0.16%
  Class B: Return After Taxes on Distributions(1)           5.97%              -3.28%           0.13%
  Class B: Return After Taxes on Distributions
           and Sale of Fund Shares                          4.00%              -2.75%           0.13%
  Class C: Return Before Taxes                             10.08%              -2.85%           0.37%
  Class D: Return Before Taxes                             12.11%              -1.89%           1.36%
         Dow Jones Wilshire 5000 Composite Index+(2)       12.49%              -1.44%           1.86%
         Lipper Multi-Cap Core Funds Index+(3)             12.39%              -0.08%           2.96%

+     Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(1)   These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)   The Dow Jones Wilshire 5000 Composite Index measures the performance of all U.S. headquartered equity securities and is the best measure of the entire U.S. stock market. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Index is weighted by float-adjusted market capitalization.

(3)   The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Multi-Cap Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

--------------------------------------------------------------------------------
FEES AND EXPENSES

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The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

[SIDEBAR]
----------------
SHAREHOLDER FEES

These fees are paid directly from your investment.
[END SIDEBAR]

[SIDEBAR]
----------------
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets.
[END SIDEBAR]

                                                             CLASS A          CLASS B          CLASS C         CLASS D

  Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)                            5.25%(1)           None             None            None
  Maximum deferred sales charge (load) (as a percentage
  based on the lesser of the offering price or net asset
  value at redemption)                                        None(2)          5.00%(3)         1.00%(4)         None
  Redemption fee(5)                                           2.00%            2.00%            2.00%           2.00%

ANNUAL FUND OPERATING EXPENSES

                                             CLASS A       CLASS B       CLASS C        CLASS D

  Advisory fee*(6)                             0.00%         0.00%         0.00%         0.00%
  Distribution and service (12b-1) fees(7)     0.25%         1.00%         0.98%         0.00%
  Other expenses*(6)                           0.40%         0.40%         0.40%         0.40%
  Total annual Fund operating expenses*(6)     0.65%         1.40%         1.38%         0.40%

*     Expense information in the table has been restated to reflect current fees (see "Fund Management").

(1)   Reduced for purchases of $25,000 and over.

(2)   Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
      1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)   The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.

(5)   Payable to the Fund on shares redeemed within seven days of purchase. See
      "Shareholder Information -- How to Sell Shares" for more information on redemption fees.

(6)   The Investment Adviser has agreed to cap the Fund's operating expenses
      (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's advisory fees, and the Fund's administrator has agreed to waive the Fund's administrative fees, to the extent such operating expenses exceed 0.40% of the average daily net assets of the Fund on an annualized basis and will continue to do so on a permanent basis. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment
      Adviser and administrator to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Fund. For the fiscal year ended July 31, 2005, the Fund's expenses for Class A, Class B, Class C and Class D were 0.84%, 1.59%, 1.57% and
      0.59%, respectively.

(7)   The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
      1.00% and 1.00% of the average daily net assets of Class A, Class B and
      Class C shares, respectively.

                                                                               5

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
              ---------------------------------------------- ----------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
              ---------- ----------- ----------- ----------- ---------- ----------- ----------- -----------

   Class A       $588        $722        $868      $1,293       $588        $722         $868       $1,293
   Class B       $643        $743        $966      $1,680       $143        $443         $766       $1,680
   Class C       $240        $437        $755      $1,657       $140        $437         $755       $1,657
   Class D        $41        $128        $224        $505        $41        $128         $224         $505

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

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This section provides additional information relating to the Fund's investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

OPTIONS AND FUTURES. The Fund may invest in put and call options and futures contracts. Options and futures may be used to assist in seeking performance that corresponds to the performance of the Dow Jones Wilshire 5000 Composite
Index and/or to assist in managing cash flows into and out of the Fund.
Presently, there are no options and futures on the Dow Jones Wilshire 5000
Composite Index; however, the Fund may use options and futures on other indexes that represent a portion of the securities contained in the Dow Jones Wilshire
5000 Composite Index.

TEMPORARY INVESTMENTS. The Fund also may invest up to 20% of its net assets temporarily in money market instruments when the Fund has received cash from the sale of its shares pending investment of the cash, and to have investments that are easily converted to cash to pay Fund shareholders who sell (redeem)
Fund shares.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the
Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

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This section provides additional information relating to the risks of investing in the Fund.

FOREIGN SECURITIES. The Fund's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. Risks inherent in the use of options and futures may include the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities owned by the
Fund or movements in the Dow Jones Wilshire 5000 Composite Index (or any other underlying index), and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

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A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

                                                                               7

--------------------------------------------------------------------------------
FUND MANAGEMENT

[SIDEBAR]
----------------
MORGAN STANLEY
INVESTMENT
ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $100 billion in assets under management or administration as of
October 31, 2005.
[END SIDEBAR]

[GRAPHIC OMITTED]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Systematic Strategies team. The
Systematic Strategies team consists of portfolio managers and analysts. Current members of the team primarily responsible for the day-to-day management of the
Fund are Kevin Jung, an Executive Director of the Investment Adviser and Thomas
Moore, a Vice President of the Investment Adviser.

Mr. Jung has worked for the Investment Adviser since September 1997 and began managing the Fund at inception in September 1999. Mr. Moore has worked for the
Investment Adviser since August 1999, and began managing the Fund in September
2005. Prior to September 2005, he worked in an investment capacity for the
Investment Adviser.

Mr. Jung is the lead manager of the Fund. All members collaborate to manage the assets for the Fund. Messrs. Jung and Moore are responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the
Fund, and for Fund expenses assumed by the Investment Adviser at the annual rate of 0.20% of the portion of the daily net assets of the Fund.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.12% of the daily net assets. The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to
a

separate administration agreement entered into by the Fund with the
Administrator for a fee of 0.08% of the Fund's daily net assets. Effective June
1, 2005, the Board of Trustees approved an amendment to the existing investment advisory arrangement for the Fund to reduce the fee payable by the Fund to 0.12%
of the portion of the Fund's daily net assets not exceeding $2 billion and 0.10%
of the portion of the Fund's daily net assets exceeding $2 billion. However, the
Investment Adviser has agreed to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving its fees under the investment advisory agreement and the Administration
Agreement to the extent such operating expenses exceed on an annualized basis
0.40% of the average daily net assets of the Fund, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Fund's average daily net assets. For the fiscal year ended July 31, 2005, the Fund paid compensation to the Investment Adviser amounting to 0.14% of the Fund's average daily net assets.

Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended July 31, 2005.

                                                                               9

Shareholder Information

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PRICING FUND SHARES

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The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

[SIDEBAR]
----------------
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[END SIDEBAR]

[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares)
after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.
We reserve the right to reject any order for the purchase of Fund shares.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

                                                                              11

MINIMUM INVESTMENT AMOUNTS

[SIDEBAR]
----------------
EasyInvest (Registered Trademark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]

                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL      ADDITIONAL

  Regular Account                                                                  $1,000          $100
  Individual Retirement Account                                                    $1,000          $100
  Coverdell Education Savings Account                                                $500          $100
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)         $100*         $100*

*     Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES.  To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan
Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Total Market
  Index Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
  City, NJ 07303.

--------------------------------------------------------------------------------
LIMITED PORTABILITY

[GRAPHIC OMITTED]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan

Stanley Funds or exchange shares of the Fund(s) you own for shares of other
Morgan Stanley Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the
Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                                                                              13

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
------------------ -------------------------------------------------------------------------------------------------

Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
------------------ -------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell;
                   o the Class of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------ -------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.

                   To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------ -------------------------------------------------------------------------------------------------

                                                                              15

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i)
through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment
Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

--------------------------------------------------------------------------------
DISTRIBUTIONS

[SIDEBAR]
----------------
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]

[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from temporary investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and
Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC OMITTED]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund

                                                                              17

shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information -- Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of
Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy
Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this
Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i)
has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the
Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax.
Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains.
However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this
Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a

                                                                              19

limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC --
contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

 CLASS      SALES CHARGE                                                                                MAXIMUM ANNUAL 12b-1 FEE

   A        Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
            during the first 18 months                                                                            0.25%
   B        Maximum 5.00% CDSC during the first year decreasing to 0% after six years                             1.00%
   C        1.00% CDSC during first year                                                                          1.00%
   D        None                                                                                                  None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount),
CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan
Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at
Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.
The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES  Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to
0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

[SIDEBAR]
----------------
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges--the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
[END SIDEBAR]

                                                   FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                             PERCENTAGE OF       APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED

  Less than $25,000                            5.25%                     5.54%
  $25,000 but less than $50,000                4.75%                     4.99%
  $50,000 but less than $100,000               4.00%                     4.17%
  $100,000 but less than $250,000              3.00%                     3.09%
  $250,000 but less than $500,000              2.50%                     2.56%
  $500,000 but less than $1 million            2.00%                     2.04%
  $1 million and over                          0.00%                     0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o A single account (including an individual, trust or fiduciary account).

o A family member account (limited to spouse, and children under the age of
  21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Employer sponsored and individual retirement accounts (including IRAs, Keogh,
  401(k), 403(b), 408(k) and 457(b) Plans).

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:

o A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

o A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

o An IRA and single participant retirement account (such as a Keogh).

o An UGMA/UTMA account.

                                                                              21

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley
Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your
Morgan Stanley Financial Advisor or other authorized financial representative
(or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts).
The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund)
from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan
Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the
Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its
Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period,

you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal
  Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the
  Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
  Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES  Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                                              23

[SIDEBAR]
----------------
CONTINGENT DEFERRED
SALES CHARGE
OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[END SIDEBAR]

 YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

  First                                                    5.0%
  Second                                                   4.0%
  Third                                                    3.0%
  Fourth                                                   2.0%
  Fifth                                                    2.0%
  Sixth                                                    1.0%
  Seventh and thereafter                                   None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a 90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
  registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
  (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii)
  held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
  Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i)
  lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a
  "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2;

  or (iii) a tax-free return of an excess IRA contribution (a "distribution"
  does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to
  12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
  Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
  semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are also subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased;
the shares will convert to Class A shares based on their relative net asset values in the month following the eight year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a
No-Load Fund, or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not

                                                                              25

charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of
5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable
CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES  Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90-day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee paid by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES  Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee.
Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on
  September 11, 1998 for additional purchases for their former Dean Witter
  Retirement Series account.

o The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class
D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2)
previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS  If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)  The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and

                                                                              27

Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

[GRAPHIC OMITTED]

The Investment Adviser and/or the distributor may pay additional compensation
(out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of
Additional Information from the Fund's annual report, which is available upon request.

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

CLASS A SHARES

 FOR THE YEAR ENDED JULY 31,                          2005         2004        2003         2002          2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $  9.32     $  8.33     $  7.52     $  9.70         $ 11.38
                                                 ---------     -------     -------    --------        -------
Income (loss) from investment operations:
  Net investment income[+/+]                           0.13        0.08        0.08       0.06             0.06
  Net realized and unrealized gain (loss)             1.41        0.98        0.76      (2.24)         (1.74)
                                                 ---------     -------     -------    --------        -------
Total income (loss) from investment operations        1.54        1.06        0.84      (2.18)         (1.68)
                                                 ---------     -------     -------    --------        -------
Less dividends from net investment income            (0.12)      (0.07)      (0.03)       --              --
                                                 ---------     -------     -------    --------        --------
Net asset value, end of period                      $10.74     $  9.32     $  8.33     $  7.52         $  9.70
------------------------------------------------ ---------     -------     -------    --------        -------
TOTAL RETURN+                                        16.53%      12.79%      11.23%     (22.47)%        (14.76)%
------------------------------------------------ ---------     -------     -------    --------       --------
RATIOS TO AVERAGE NET ASSETS(1)(2):
Expenses                                              0.65%       0.72%       0.75%       0.75%           0.71%
Net investment income                                 1.33%       0.91%       1.01%       0.67%           0.58%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $26,673     $11,383     $12,865     $13,410         $16,678
Portfolio turnover rate                                  5%          3%          4%          4%              7%

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)   If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser, the annualized expense and net investment income ratios would have been as follows:

                   Expense   Net Investment
    Year Ended      Ratio     Income Ratio
----------------- --------- ---------------

  July 31, 2005      0.84%       1.14%
  July 31, 2004      0.87        0.76
  July 31, 2003      0.94        0.82
  July 31, 2002      0.90        0.52
  July 31, 2001      0.81        0.48

                                                                              29

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS B SHARES

 FOR THE YEAR ENDED JULY 31,                           2005         2004         2003         2002            2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $   9.07     $   8.11     $   7.35     $   9.56        $  11.31
                                                  ---------     --------     --------     --------        --------
Income (loss) from investment operations:
  Net investment income (loss)[+/+]                    0.06          0.01         0.02        (0.01)          (0.02)
  Net realized and unrealized gain (loss)             1.35          0.97         0.75        (2.20)          (1.73)
                                                  ---------     --------     --------     --------        --------
Total income (loss) from investment operations        1.41          0.98         0.77        (2.21)          (1.75)
                                                  ---------     --------     --------     --------        --------
Less dividends from net investment income             (0.04)       (0.02)       (0.01)         --              --
                                                  ---------     --------     --------     ---------       ---------
Net asset value, end of period                     $  10.44     $  9.07      $   8.11     $   7.35        $   9.56
------------------------------------------------  ---------     --------     --------     --------        --------
TOTAL RETURN+                                         15.53%       12.05%       10.46%      (23.12)%       (15.47)%
------------------------------------------------  ---------     --------     --------     --------        --------
RATIOS TO AVERAGE NET ASSETS(1)(2):
Expenses                                               1.40%        1.47%        1.50%        1.50%           1.50%
Net investment income (loss)                           0.58%        0.16%        0.26%       (0.08)%         (0.21)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $153,897     $183,031     $182,932     $191,843        $290,758
Portfolio turnover rate                                   5%           3%           4%           4%              7%

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)   If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser, the annualized expense and net investment income
      (loss) ratios would have been as follows:

                             Net Investment
                   Expense       Income
    Year Ended      Ratio     (Loss) Ratio
----------------- --------- ---------------

  July 31, 2005      1.59%       0.39%
  July 31, 2004      1.62        0.01
  July 31, 2003      1.69        0.07
  July 31, 2002      1.65       (0.23)
  July 31, 2001      1.60       (0.31)

CLASS C SHARES

 FOR THE YEAR ENDED JULY 31,                          2005        2004        2003        2002            2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   9.07      $  8.11     $  7.36     $  9.56         $ 11.31
                                                 ---------     -------     -------    --------         -------
Income (loss) from investment operations:
  Net investment income (loss)[+/+]                   0.06         0.01        0.02        0.00           (0.02)
  Net realized and unrealized gain (loss)            1.35         0.97        0.74       (2.20)          (1.73)
                                                 ---------     -------     -------     -------         -------
Total income (loss) from investment operations       1.41         0.98        0.76       (2.20)          (1.75)
                                                 ---------     -------     -------     -------         ------
Less dividends from net investment income           (0.04)       (0.02)      (0.01)       --              --
                                                 ---------     -------     -------     -------         -------
Net asset value, end of period                   $  10.44      $  9.07     $  8.11     $  7.36         $  9.56
------------------------------------------------ ---------     -------     -------     -------         -------
TOTAL RETURN+                                       15.57%       12.13%      10.31%     (23.01)%        (15.47)%
------------------------------------------------ ---------     -------     -------     -------         -------
RATIOS TO AVERAGE NET ASSETS(1)(2):
Expenses                                             1.38%        1.47%       1.50%       1.42%           1.50%
Net investment income (loss)                         0.60%        0.16%       0.26%       0.00%          (0.21)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 30,513      $29,514     $23,483     $24,616         $35,607
Portfolio turnover rate                                 5%           3%          4%          4%              7%

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)   If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser, the annualized expense and net investment income
      (loss) ratios would have been as follows:

                             Net Investment
                   Expense       Income
    Year Ended      Ratio     (Loss) Ratio
----------------- --------- ---------------

  July 31, 2005     1.57%         0.41%
  July 31, 2004     1.62          0.01
  July 31, 2003     1.69          0.07
  July 31, 2002     1.57         (0.15)
  July 31, 2001     1.60         (0.31)

                                                                              31

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS D SHARES

 FOR THE YEAR ENDED JULY 31,                          2005        2004        2003        2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $  9.40      $ 8.40      $ 7.57     $  9.74        $ 11.41
                                                 ---------     -------     -------    --------        -------
Income (loss) from investment operations:
  Net investment income[+/+]                           0.16        0.11        0.09        0.08           0.08
  Net realized and unrealized gain (loss)             1.41        0.99        0.78       (2.25)         (1.75)
                                                 ---------     -------     -------    --------        -------
Total income (loss) from investment operations        1.57        1.10        0.87       (2.17)         (1.67)
                                                 ---------     -------     -------    --------        -------
Less dividends from net investment income            (0.14)      (0.10)      (0.04)       --              --
                                                 ---------     -------     -------    --------        -------
Net asset value, end of period                     $ 10.83      $ 9.40      $ 8.40     $  7.57        $  9.74
------------------------------------------------ ---------     -------     -------    --------        -------
TOTAL RETURN+                                        16.75%      13.11%      11.54%     (22.28)%       (14.64)%
------------------------------------------------ ---------     -------     -------    --------       --------
RATIOS TO AVERAGE NET ASSETS(1)(2):
Expenses                                              0.40%       0.47%       0.50%       0.50%          0.50%
Net investment income                                 1.58%       1.16%       1.26%       0.92%          0.79%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $25,918     $21,458     $13,347     $ 6,506        $ 7,329
Portfolio turnover rate                                  5%          3%          4%          4%             7%

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+     Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)   If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser, the annualized expense and net investment income ratios would have been as follows:

                   Expense   Net Investment
    Year Ended      Ratio     Income Ratio
----------------- --------- ---------------

  July 31, 2005      0.59%       1.39%
  July 31, 2004      0.62        1.01
  July 31, 2003      0.69        1.07
  July 31, 2002      0.65        0.77
  July 31, 2001      0.60        0.69

MORGAN STANLEY FUNDS

EQUITY
------------------------
BLEND/CORE

Dividend Growth Securities
Multi-Asset Class Fund --
 Domestic Portfolio

Total Return Trust

------------------------
DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund
------------------------
GLOBAL/INTERNATIONAL

European Equity Fund

Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund
------------------------
GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

------------------------
INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund
------------------------
SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund
------------------------
VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME
------------------------
TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*
------------------------
TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities
Income Trust
Mortgage Securities Trust
U.S. Government Securities Trust
------------------------
TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*
------------------------
TAXABLE

Liquid Asset Fund
U.S. Government Money Market
------------------------
TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund.
A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*     Single-Class Fund(s)

+     No-Load (Mutual) Fund

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Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS.

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

                                                                  Morgan Stanley
                                                                    Total Market
                                                                      Index Fund

                                                                     36085 11/05

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the
"SEC") Public Reference Room in Washington, DC. Information about the Reference
Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public
Reference Section of the SEC, Washington, DC 20549-0102.

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 TICKER SYMBOLS:
------------------

CLASS A:     TMIAX CLASS B:    TMIBX
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CLASS C:     TMICX CLASS D:    TMIDX
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(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9259)

CLF #36176PRO-00

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2005 Morgan Stanley
                                                                      Prospectus
                                                               November 30, 2005
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